Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    May 31, 2017

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	6/30/2017	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    May 1, 2017 to May 31, 2017

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$5,020,870.62	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	865,462.92		15,520,290.85
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$865,462.92		$15,520,290.85

3.	Cash Disbursements
	Operations	713,750.27		20,095,077.17
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		36,063.18

	Total Cash Disbursements	$713,750.27		$20,385,461.95

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	151,712.65		(4,865,171.10)

5.	Ending Cash Balance (to Form 2-C)	$5,172,583.27	(2)	$5,172,583.27	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	4,408,325.43

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	573,971.59

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$5,172,583.27	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    May 1, 2017 to May 31, 2017

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
5/3/2017	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	$100.93
5/3/2017	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	23.41
5/3/2017	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	1,048.11
5/3/2017	Anadarko Petroleum Corp.	Revenue - non-operated properties	4,887.68
5/3/2017	Continental Resources, Inc.	Revenue - non-operated properties	1,873.83
5/3/2017	Eighty-Eight Oil LLC	Revenue - non-operated properties	129.54
5/3/2017	Exxon Mobile Corporation	Revenue - non-operated properties	110.93
5/3/2017	Hilcorp Energy Company	Revenue - non-operated properties	1,125.87
5/3/2017	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	167.63
5/3/2017	Peak Powder River Resoures LLC	Revenue - non-operated properties	264.25
5/3/2017	SM Energy	Revenue - non-operated properties	180.87
5/3/2017	Sheridan Production Co., LLC	Revenue - non-operated properties	57.23
5/3/2017	URBAN OIL & GAS GROUP, LLC	Revenue - non-operated properties	526.83
5/4/2017	Oasis Petroleum North America	Revenue - non-operated properties	5,591.35
5/17/2017	Chinn Family LTD Partnership	Joint interest billing reimbursement	9.86
5/17/2017	Jackal Oil Company	Joint interest billing reimbursement	1.97
5/17/2017	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	165.52
5/17/2017	Mike Bonds	Joint interest billing reimbursement	5.96
5/17/2017	John Lockridge	Joint interest billing reimbursement	2,278.68
5/17/2017	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	24.64
5/17/2017	Thunder Oil and Gas	Joint interest billing reimbursement	1.48
5/17/2017	Wind River Resources	Joint interest billing reimbursement	165.53
5/17/2017	BreitBurn Operating LP	Revenue - non-operated properties	4,454.21
5/17/2017	Carbon Creek Energy, LLC	Revenue - non-operated properties	860.02
5/17/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,360.22
5/17/2017	Oasis Petroleum North America	Revenue - non-operated properties	1,165.32
5/17/2017	Statoil Oil & Gas LP	Revenue - non-operated properties	4,195.98
5/17/2017	Zavanna, LLC	Revenue - non-operated properties	39,617.66
5/19/2017	XTO Energy	Revenue - non-operated properties	5,564.50
5/23/2017	HHE - AS - 2005	Joint interest billing reimbursement	3.94
5/23/2017	PetroHill Resources, LLC	Joint interest billing reimbursement	6.41
5/23/2017	Wind River Resources	Joint interest billing reimbursement	0.77
5/23/2017	ANB BANK	Misc - ANB Bank interest	8.53
5/23/2017	ANB BANK	Misc - ANB Bank interest	1.71
5/23/2017	Black Bear Oil Corp.	Revenue - non-operated properties	2.78
5/23/2017	EOG Resources, Inc.	Revenue - non-operated properties	57.49
5/23/2017	Eighty-Eight Oil LLC	Revenue - non-operated properties	236.90
5/23/2017	Shell Trading	Revenue - operated properties	21,412.81
5/23/2017	XTO Energy	Revenue - non-operated properties	973.81
5/25/2017	ConocoPhillips Company	Revenue - non-operated properties	20,386.87
5/25/2017	XTO Energy	Revenue - non-operated properties	691.24
5/26/2017	XTO Energy	Revenue - non-operated properties	1,579.37
5/31/2017	ANB BANK	Misc - ANB Bank interest	51.26
5/31/2017	ANB BANK	Misc - ANB Bank interest	103.77
5/31/2017	Summit Energy LLC	Revenue - properties	743,881.48

		Total Cash Receipts	$865,359.15	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    May 1, 2017 to May 31, 2017

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

5/31/2017	ANB Bank	May 2017 interest	103.77

		Total Cash Receipts - Operations	$103.77	(1)

Total Cash Receipts	$103.77	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    May 1, 2017 to May 31, 2017

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
5/5/2017	46805	361 Services Inc	General and administrative expenses	$5,651.25
5/5/2017	46806	Adam Fenster	Employee expense reimbursement	346.97
5/5/2017	46807	All American Records	General and administrative expenses	183.73
5/5/2017	46808	Alsco	Field operating expenses	307.12
5/5/2017	46809	Cantorco, Inc.	General and administrative expenses	5,098.00
5/5/2017	46810	Complete Energy Services, Inc.	Field operating expenses	791.55
5/5/2017	46811	Culligan, Inc.	General and administrative expenses	32.33
5/5/2017	46812	DNOW03	Field operating expenses	6,915.20
5/5/2017	46813	Davis Construction	Field operating expenses	624.88
5/5/2017	46814	Dubois Telephone Exchange	Field operating expenses	249.71
5/5/2017	46815	EON Office	General and administrative expenses	420.89
5/5/2017	46816	Faegre Baker Daniels LLP	Legal fees - Creditor	651.00
5/5/2017	46817	GTT Communications, Inc	General and administrative expenses	762.41
5/5/2017	46818	Homax Oil Sales Inc.	Field operating expenses	2,026.04
5/5/2017	46819	Kel-Tech, Inc.	Field operating expenses	4,640.52
5/5/2017	46820	Konica Minolta	General and administrative expenses	616.31
5/5/2017	46821	Medallion Ventures Phase I	Field operating expenses	23,911.11
5/5/2017	46822	NOV Tuboscope	Field operating expenses	1,567.81
5/5/2017	46823	PDS Energy Information Inc.	General and administrative expenses	175.24
5/5/2017	46824	PMI, Inc.	Field operating expenses	55.50
5/5/2017	46825	Patrick R. Sheehan	Field operating expenses	700.00
5/5/2017	46826	REDDOG Systems Inc.	General and administrative expenses	372.00
5/5/2017	46827	Rawlins Automotive, Inc.	Field operating expenses	576.21
5/5/2017	46828	Robidoux Oilfield Services	Field operating expenses	873.78
5/5/2017	46829	Rocky Mountain Power	Field operating expenses	132,503.03
5/5/2017	46830	Ron's Contract Pumping Serv.	Field operating expenses	603.00
5/5/2017	46831	Sky Blue Enterprises, Inc.	Field operating expenses	1,192.98
5/5/2017	46832	Union Telephone Company	Field operating expenses	1,067.78
5/5/2017	46833	Winchester Well Service, Inc.	Field operating expenses	7,115.58
5/12/2017	46834	361 Services Inc	General and administrative expenses	6,414.75
5/12/2017	46835	Alsco	Field operating expenses	289.28
5/12/2017	46836	Cantorco, Inc.	General and administrative expenses	2,555.00
5/12/2017	46837	DNOW03	Field operating expenses	269.81
5/12/2017	46838	Homax Oil Sales Inc.	Field operating expenses	1,676.36
5/12/2017	46839	James T. Albi	Employee expense reimbursement	952.05
5/12/2017	46840	KLX Energy Services LLC	Field operating expenses	2,683.25
5/12/2017	46841	Kilburn Tire Co., Inc.	Field operating expenses	136.05
5/12/2017	46842	LC Resources LLC	General and administrative expenses	1,729.50
5/12/2017	46843	NOV Process & Flow	Field operating expenses	350.00
5/12/2017	46844	Northern Lights Energy	Field operating expenses	3,135.98
5/12/2017	46845	Office of State Lands & Invest	Payment of royalties/overrides	4,790.68
5/12/2017	46846	Powder River Energy Group	Field operating expenses	380.89

5/12/2017	46847	Seaport Global Securities LLC	Professional fees - Debtor	50,000.00
5/12/2017	46848	True Value of Rawlins	Field operating expenses	73.87
5/12/2017	46849	Winchester Well Service, Inc.	Field operating expenses	10,127.66
5/12/2017	46850	Zedi	Field operating expenses	243.00
5/18/2017	46851	Anadarko E&P Onshore LLC	Joint interest billing payment	3,378.09
5/18/2017	46852	BreitBurn Operating LP	Joint interest billing payment	2,865.17
5/18/2017	46853	Burlington Resources	Joint interest billing payment	20,185.58
5/18/2017	46854	Cassidy Mikesell, D.B.A	Field operating expenses	195.00
5/18/2017	46855	Chaco Energy Co.	Joint interest billing payment	7.72
5/18/2017	46856	GMT Exploration Comp. LLC	Joint interest billing payment	8,381.58
5/18/2017	46857	Homax Oil Sales Inc.	Field operating expenses	1,107.64
5/18/2017	46858	Linn Energy LLC	Joint interest billing payment	72.45
5/18/2017	46859	NOV Process & Flow	Field operating expenses	1,664.20
5/18/2017	46860	Onsager | Fletcher |	Legal fees - Debtor	13,891.15
5/18/2017	46861	RapidScale, Inc.	Field operating expenses	250.00
5/18/2017	46862	Shelco	Field operating expenses	197.00
5/18/2017	46863	Skyline Motors Inc.	Field operating expenses	173.20
5/18/2017	46864	Williams, Porter Day & Neville	Legal fees - Debtor	797.85
5/18/2017	46865	Winchester Well Service, Inc.	Field operating expenses	12,005.65
5/18/2017	46866	Zavanna, LLC	Joint interest billing payment	12,952.96
5/25/2017	46867	361 Services Inc	General and administrative expenses	12,972.25
5/25/2017	46868	Alsco	Field operating expenses	566.76
5/25/2017	46869	Best Western CottonTree	General and administrative expenses	475.16
5/25/2017	46870	Bob Hunter	Employee expense reimbursement	627.49
5/25/2017	46871	C&G Roustabout Services, LLC	Field operating expenses	1,053.12
5/25/2017	46872	CSI Compressco Inc.	Field operating expenses	12,108.78
5/25/2017	46873	Calibration Tech. & Supply Inc	Field operating expenses	1,146.65
5/25/2017	46874	Cantorco, Inc.	General and administrative expenses	2,544.00
5/25/2017	46875	Cassidy Mikesell, D.B.A	Field operating expenses	2,355.00
5/25/2017	46876	Complete Energy Services, Inc.	Field operating expenses	4,672.50
5/25/2017	46877	Computershare Trust Co, Inc.	General and administrative expenses	832.51
5/25/2017	46878	Continental Industries	Field operating expenses	3,572.20
5/25/2017	46879	D & S OILFIELD SERVICE, LLC	Field operating expenses	225.00
5/25/2017	46880	DNOW03	Field operating expenses	19.48
5/25/2017	46881	Davis Family Inc.	Field operating expenses	518.83
5/25/2017	46882	EON Office	General and administrative expenses	53.97
5/25/2017	46883	H2E Incorporated	Field operating expenses	450.00
5/25/2017	46884	High Desert Services	Field operating expenses	1,177.00
5/25/2017	46885	Hilcorp Energy Company	Joint interest billing payment	702.34
5/25/2017	46886	IBS of Northwestern Colorado	Field operating expenses	252.12
5/25/2017	46887	IHS Global Inc.	General and administrative expenses	2,586.29
5/25/2017	46888	KLX Energy Services LLC	Field operating expenses	3,881.61
5/25/2017	46889	Nathan Habel	Field operating expenses	158.85
5/25/2017	46890	Oil & Gas Conservation Comm.	Taxes	309.04
5/25/2017	46891	PayFlex Systems USA, Inc.	General and administrative expenses	100.00
5/25/2017	46892	Rawlins Automotive, Inc.	Field operating expenses	53.89
5/25/2017	46893	Rosemont WTC Denver	General and administrative expenses	7,500.00
5/25/2017	46894	Shelco	Field operating expenses	2,525.00
5/25/2017	46895	Sky Blue Enterprises, Inc.	Field operating expenses	1,407.06
5/25/2017	46896	Skyline Motors Inc.	Field operating expenses	1,406.55

5/25/2017	46897	Support.com, Inc.	General and administrative expenses	2,193.00
5/25/2017	46898	Tin Boy Garage, LLC	Field operating expenses	134.92
5/25/2017	46899	True Value of Rawlins	Field operating expenses	78.76
5/25/2017	46900	United Supply of the Rockies	Field operating expenses	620.10
5/25/2017	46901	Verizon Wireless	Field operating expenses	75.49
5/25/2017	46902	Winchester Well Service, Inc.	Field operating expenses	17,873.64
5/25/2017	46903	ZOCO Unlimited, Inc.	Field operating expenses	750.00
5/5/2017	ACH	WY Dept of Revenue	Taxes	920.94
5/2/2017	ACH	Co-Advantage	Payroll - 5.5.17	60,714.25
5/18/2017	ACH	Co-Advantage	Payroll - 5.19.17	61,786.68
5/1/2017	debit card	Comcast	General and administrative expenses	141.00
5/1/2017	debit card	Start Meeting	General and administrative expenses	26.90
5/2/2017	debit card	SP Plus Corporation	General and administrative expenses	855.00
5/2/2017	debit card	Towne Park	General and administrative expenses	722.99
5/3/2017	debit card	Fed Ex	Field operating expenses	35.71
5/4/2017	debit card	Staples Advantage	General and administrative expenses	57.82
5/4/2017	debit card	CED Inc.	Field operating expenses	163.07
5/5/2017	debit card	AliExpress	Field operating expenses	121.51
5/8/2017	debit card	Avis Car Rental	General and administrative expenses	216.58
5/9/2017	debit card	CED Inc.	Field operating expenses	1,124.37
5/11/2017	debit card	Amazon	General and administrative expenses	83.47
5/31/2017	wire	Office of Natural Resources	Payment of royalties/overrides	87,651.85
5/17/2017	ACH	Wyoming Depart of Revenue	Taxes	37,774.67
5/12/2017	wire	Bureau of Land Management	Federal Lease/Land Fees or Licenses	618.10
5/12/2017	wire	Bureau of Land Management	Federal Lease/Land Fees or Licenses	3,380.32
5/16/2017	debit card	CED Inc.	Field operating expenses	650.44
5/19/2017	debit card	Amazon	General and administrative expenses	566.16
5/23/2017	debit card	CED Inc.	Field operating expenses	435.37
5/24/2017	debit card	Datarooms.com	General and administrative expenses	1,846.30
5/30/2017	debit card	Comcast	General and administrative expenses	141.00
5/16/2017	debit card	UPS	Field operating expenses	36.71
5/26/2017	adjustment	XTO Energy	Joint interest billing payment	1,579.37
5/31/2017	transfer	ANB Bank	To move deposits to correct bank account	103.77
5/31/2017	transfer	ANB Bank	To move deposits to correct bank account	51.26

			Total Cash Disbursements - Operating	$713,750.27	(1)

			Total Cash Disbursements	$713,750.27

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    May 31, 2017

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$5,172,583	$10,037,754
Accounts Receivable (from Form 2-E)		1,415,774	1,843,543
Receivable from Officers, Employees, Affiliates		(598,759)	408,716
Inventory		2,227,020	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,547	303,393
	Prepaid expenses and deposits	281,678	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$8,781,843	$15,501,971

Fixed Assets (at cost):
Land		$1,169,029	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,550,288	166,099,098
Total Fixed Assets		167,719,317	167,268,109
Less: Accumulated Depreciation		(119,692,509)	(107,050,551)
Net Fixed Assets		$48,026,808	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$62,285,653	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,477,058	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		261,195	-
Post-petition Taxes Payable (from Form 2-E)		723,606	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	289,865	-
	Other accrued liabilities and expenses	1,205,670	-
Total Post Petition Liabilities		3,957,394	$2,548

Pre Petition Liabilities:
Secured Debt		41,099,202	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,705,478	11,429,928
Total Pre Petition Liabilities		51,915,959	54,482,954

TOTAL LIABILITIES		$55,873,353	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(20,193,610)	-
TOTAL OWNERS' EQUITY		$6,412,300	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$62,285,653	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    May 1, 2017 to May 31, 2017

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$862,594	$13,478,210
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$862,594	$13,478,210

Cost of Goods Sold	921,112	14,544,377

Gross Profit	$(58,518)	$(1,066,167)

Operating Expenses:
Officer Compensation	$16,346	$738,442
Selling, General and Administrative	18,121	1,864,589
Rents and Leases	7,500	172,263
Depreciation, Depletion and Amortization	675,200	12,641,960
Other (list):	0	0
	0	0

Total Operating Expenses	$717,167	$15,417,254

Operating Income (Loss)	$(775,685)	$(16,483,421)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	173	4,478
Interest Expense	(51,460)	(1,235,876)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(51,287)	$(1,448,520)

Reorganization Expenses
Legal and Professional Fees	$68,334	$2,200,117
Other Reorganization Expense	0	61,552

Total Reorganization Expenses	$68,334	$2,261,669

Net Income (Loss) Before Income Taxes	$(895,306)	$(20,193,610)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(895,306)	$(20,193,610)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    May 1, 2017 to May 31, 2017

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$-	16,778	(16,778)	$-
Employee FICA taxes withheld	$-	8,035	(8,035)	$-
Employer FICA taxes	$-	8,247	(8,247)	$-
Unemployment taxes	$-	0	0	$-
Other:____________________	$-	0		$-
State
Sales, use & excise taxes	$-	0		$-
Unemployment taxes	$-	0	0	$-
Other:_state income tax withheld	$-	2,291	(2,291)	$-
Local
Personal property taxes	$551,868	54,478	0	$606,346
Real property taxes	$-	0		$-
Other:_Severance, Conservation and Occupational Taxes	$99,604	56,719	(39,064)	$117,259
			Total unpaid post-petition taxes	$723,606
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2017	10/1/2017
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2017	10/1/2017
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2017	10/1/2017
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    May 1, 2017 to May 31, 2017

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	0	0	0	42,294	42,294
Post-petition receivables	1,287,857	8,638	0	76,985	1,373,480
Total	1,287,857	8,638	0	119,279	1,415,774

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	374,689	264,842	3,991	833,536	1,477,058
Other Payables					0
Total	374,689	264,842	3,991	833,536	1,477,058

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$11,876	($13,891)		$122,975
Counsel for Unsecured					$0
Creditors' Committee		$0	$0		$59,926
Trustee's Counsel		$0			$0
Accountant		$0	$0		$4,625
Creditor Counsel	$190,286	($3,472)	($651)		$27,203
Creditor Advisors	$0	$15,000	$0		$26,226
Other:		($9,266)	($50,798)		$20,240
Total	$190,286	$14,138	($65,340)		$261,195
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 5/5, 5/19		16,346
Adam Fenster	Chief Financial Officer		Expense reimbursement - 5/5		347

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           May 31, 2017

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2017		$857,879
February	2017		$ 997,200
March	2017		$ 1,118,447

TOTAL 1st Quarter			$ 2,973,527	$ 9,750	46740	April 20, 2017

April	2017		$ 1,287,849
May	2017		$ 713,750
June	2017

TOTAL 2nd Quarter			$ 2,001,599

July	2017
August	2017
September	2017

TOTAL 3rd Quarter

October	2017
November	2017
December	2017

TOTAL 4th Quarter

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$325		$1,000,000 to $1,999,999....................		$6,500
$15,000 to $74,999.............		$650		$2,000,000 to $2,999,999...................		$9,750
$75,000 to $149,999.............		$975		$3,000,000 to $4,999,999.....................		$10,400
$150,000 to $224,999.........		$1,625		$5,000,000 to $14,999,999 …….		$13,000
$225,000 to $299,999..........		$1,950		$15,000,000 to $29,999,999….		$20,000
$300,000 to $999,999.........................		$4,875		$30,000,000 or more		$30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    May 31, 2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from May 1st through May 31st, there were no material unusual or non-recurring accounting transactions recorded in the accompanying financial statements, except for an adjustment to legal expense included in Selling, General and Administrative expense. In May 2017, the Debtor recorded a reduction in legal expenses of approximately $59,000 for legal fees previously expensed but were then paid by the Debtor’s insurance underwriter in the Debtor’s pending legal case of Alan Eugene Humphrey and Wyoming GTL, LLC, v. Escalera Resources Co., United States District Court for the District of Colorado Case No. 15-cv-00769. The Debtor has reached its retention limit (deductible) for this matter under its directors and officers liability insurance policy in effect during the period this pending legal case covered. Moving forward, the Debtor expects the insurance underwriter to cover a significant portion of costs associated with this pending legal case.

The Debtor continues discussions with the secured lenders about their desired plans to move forward, which include reorganizing in a manner similar to the Plan previously submitted, but with a parallel process for possible sale of the Debtor’s assets. The sale process, conducted by Seaport Global, has been ongoing since late December 2016.

On April 19, 2017, the Debtor filed a motion to approve settlement with Warren Resources, Inc. and certain of its affiliates (collectively, “Warren”) relating to the Debtor’s gas transportation agreement (the “GTA”) with Warren. On June 1, 2017, the Court approved the settlement. In accordance with the terms of the settlement, on June 2, 2017 the Debtor made an initial payment of $400,000 to Warren for amounts under the GTA. Additionally, the Debtor and Warren have commenced the process for jointly marketing their Atlantic Rim natural gas properties for sale, with the proceeds of any joint sale to be divided pursuant to a formula set out in the settlement.

Rev. 1/15/14